LOCK-UP AGREEMENT

Ladies and Gentlemen:

The undersigned is a beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock as more fully described on Schedule A hereto (each, a “Company Security”) of Blue Star Foods Corp., a Delaware corporation (the “Company”). Except as set forth on Schedule A hereto, the undersigned does not control, or own, beneficially or otherwise nor have the right to acquire any other Company Security. Beneficial ownership includes but shall not be limited to the manner same is calculated pursuant to Section 13(d) under the Securities Exchange Act of 1934 (the “Exchange Act”). The undersigned understands that the Company is undertaking a merger transaction (the “Merger”) with John Keeler & Co. Inc. d/b/a Blue Star Foods, a Florida corporation (“Blue Star”), pursuant to a Merger Agreement, by and between the Company, Blue Star Acquisition, Inc. a Florida corporation and a wholly owned subsidiary of the Company, and the shareholders of Blue Star, dated as of November 8, 2018 (the “Merger Agreement”) and that the execution and delivery of this Letter Agreement (this “Agreement”) by the undersigned are required as a condition to the Closing (as defined in the Merger Agreement) and the undersigned agrees that it shall benefit from the successful completion of the transactions contemplated in the Merger Agreement.

1.	In recognition of the benefit that the Merger will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that during the period beginning on the date hereof and ending twelve (12) months from the date hereof (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future) (each of the foregoing, a “Transfer”), in excess of 50% of any Company Securities, beneficially owned, within the meaning of Rule 13d under the Exchange Act, by the undersigned on the date hereof, and any such permitted sales shall not be complete at a price per share less than $2.20, or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security.

2.	Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer up to 10% of Company Securities beneficially owned by the undersigned to a third party provided that prior to such transfer the donee or donees agree to be bound by the restrictions set forth herein.

3.	From and after the Lockup Period, the undersigned may not effect a Transfer of more than one-third of the Company Securities held by the undersigned in any two-month period, and, for the avoidance of doubt, any such transfers shall not be subject to any minimum price restrictions.

4.	At any time, and from time to time, after the signing of this Agreement, the undersigned will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

6.	The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by undersigned or to which the Holder is subject to by applicable law.

7.	This Agreement shall be binding upon undersigned, its legal representatives, successors and assigns.

8.	This Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Agreement shall be enforceable. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.

9.	This Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[Signatures appear on following page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Agreement as of November 8, 2018.

Blue Star Foods Corp.

By: _________________________________

Name: Laura Anthony

Title: Chief Financial Officer

Holder:

Holder’s Name: [_____________]

By: __________________________

Name: [_____________]

Address for notices:

[_____________]

[_____________]

[_____________]

Attn: [_____________]

Email: [_____________]

SCHEDULE A

Number of Shares of Common Stock directly owned by Undersigned: [__________]

LOCK-UP AGREEMENT

Ladies and Gentlemen:

The undersigned is a beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock as more fully described on Schedule A hereto (each, a “Company Security”) of Blue Star Foods Corp., a Delaware corporation (the “Company”). Except as set forth on Schedule A hereto, the undersigned does not control, or own, beneficially or otherwise nor have the right to acquire any other Company Security. Beneficial ownership includes but shall not be limited to the manner same is calculated pursuant to Section 13(d) under the Securities Exchange Act of 1934 (the “Exchange Act”). The undersigned understands that the Company is undertaking a merger transaction (the “Merger”) with John Keeler & Co. Inc. d/b/a Blue Star Foods, a Florida corporation (“Blue Star”), pursuant to a Merger Agreement, by and between the Company, Blue Star Acquisition, Inc. a Florida corporation and a wholly owned subsidiary of the Company, and the shareholders of Blue Star, dated as of November 8, 2018 (the “Merger Agreement”) and that the execution and delivery of this Letter Agreement (this “Agreement”) by the undersigned are required as a condition to the Closing (as defined in the Merger Agreement) and the undersigned agrees that it shall benefit from the successful completion of the transactions contemplated in the Merger Agreement.

1.	In recognition of the benefit that the Merger will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that during the period beginning on the date hereof and ending eighteen (18) months from the date hereof (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future) (each of the foregoing, a “Transfer”), in excess of 50% of any Company Securities, beneficially owned, within the meaning of Rule 13d under the Exchange Act, by the undersigned on the date hereof and any such permitted sales shall not be complete at a price per share less than $2.20, or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security.

2.	Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer up to 10% of Company Securities beneficially owned by the undersigned to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, provided that prior to such transfer the donee or donees agree to be bound by the restrictions set forth herein.

3.	From and after the Lockup Period, the undersigned may not effect a Transfer of more than one-third of the Company Securities held by the undersigned in any two-month period and, for the avoidance of doubt, any such transfers shall not be subject to any minimum price restrictions.

4.	At any time, and from time to time, after the signing of this Agreement, the undersigned will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

6.	The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by undersigned or to which the Holder is subject to by applicable law.

7.	This Agreement shall be binding upon undersigned, its legal representatives, successors and assigns.

8.	This Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Agreement shall be enforceable. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.

9.	This Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[Signatures appear on following page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Agreement as of November 8, 2018.

Blue Star Foods Corp.

By: _________________________________

Name: Laura Anthony

Title: Chief Financial Officer

Holder:

Holder’s Name: [_____________]

By: __________________________

Name: [_____________]

Address for notices:

[_____________]

[_____________]

[_____________]

Attn: [_____________]

Email: [_____________]

SCHEDULE A

Number of Shares of Common Stock directly owned by Undersigned: [__________]